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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 25, 1997
                                                ______________________________



                             The Maxim Group, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                               1-13099                  58-2060334
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


210 TownPark Drive, Kennesaw, Georgia                              30144
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code         (770) 590-9369
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                                 Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.
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          On September 25, 1997, the registrant issued a press release announcing its intention to make a private offering of $100.0 million of Senior Subordinated Notes due 2007 to qualified institutional buyers and non-U.S. persons. A copy of the press release is filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         (a) Financial Statements:  None

         (b) Pro Forma Financial Information:  None

         (c) Exhibits:

         99 - Press Release of the Registrant, dated September 25, 1997.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE MAXIM GROUP, INC.



                                       By: /s/ A.J. Nassar
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                                       A.J. Nassar
                                       President and Chief Executive Officer

Dated: September 26, 1997
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